Exhibit 32.1

SECTION 1350 CERTIFICATION

    I, Susan Patricia Griffith, President and Chief Executive Officer of The Progressive Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2026 (the “Report”), which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Susan Patricia Griffith
Susan Patricia Griffith
President and Chief Executive Officer
November 2, 2026